UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported):   December 10, 2012

Keynote Systems, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo,
California	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 403-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Keynote Systems, Inc. (“Keynote”) announced that its Board of Directors (the “Board”) has declared an accelerated cash dividend of $0.06 per share of outstanding common stock payable on or about December 31, 2012, to stockholders of record as of the close of business on December 21, 2012.  Keynote also announced that this accelerated dividend is intended by the Board to be in lieu of any quarterly dividend Keynote otherwise would have declared in January 2013 with its quarterly earnings results for the first quarter of fiscal year 2013.

Keynotes’s press release dated December 11, 2012, announcing this accelerated dividend, is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 11, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: December 11, 2012	By:	/s/ Curtis H. Smith
Curtis H. Smith
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 11, 2012